VANGUARD MASSACHUSETTS
TAX-EXEMPT FUND

[PHOTO]

SEMIANNUAL
REPORT
MAY 31, 1999

[THE VANGUARD GROUP LOGO]

AT VANGUARD, WE BELIEVE
THAT TRADITION MATTERS

Our 9,000 crew members embrace the traditional values on which our success is built, including integrity, hard work, thrift, teamwork, and fair dealing on behalf of our clients.

Our report cover pays homage to three anniversaries, each of great significance to The Vanguard Group:

- The 200th anniversary of the Battle of the Nile, which commenced on August 1, 1798. HMS Vanguard, the victorious British flagship at the Nile, is our namesake. And its motto--"Leading the way"--serves as a guiding principle for our company.

- The 100th birthday, on July 23, 1998, of Walter L. Morgan, founder of Wellington Fund, the oldest member of what became The Vanguard Group. Mr. Morgan was friend and mentor to Vanguard founder John C. Bogle, and helped to shape the standards and business principles that Mr. Bogle laid down for Vanguard at its beginning nearly 25 years ago: a stress on balanced, diversified investments; insistence on fair dealing and candor with clients; and a focus on long-term investing. To our great regret, Mr. Morgan died on September 2, 1998.

- The 70th anniversary, on December 28, 1998, of the incorporation of Vanguard Wellington Fund. It is the nation's oldest balanced mutual fund, and one of only a handful of funds created in the 1920s that are still in operation.

Although Vanguard constantly tackles new challenges, adopts new technology, and develops new services, we treasure the traditions and values that set us apart in a crowded, competitive industry. And we salute our shareholders, whose support and trust we strive to earn each and every day.

                                    CONTENTS
                                  A MESSAGE TO
                                OUR SHAREHOLDERS
                                       1

                                 THE MARKETS IN
                                  PERSPECTIVE
                                       3

                                   REPORT FROM
                                  THE ADVISER
                                       5

                               PERFORMANCE SUMMARY
                                       7

                                  FUND PROFILE
                                       8

                              FINANCIAL STATEMENTS
                                       10

                         For an update on our Year 2000
                           preparedness, see page 18.

                        All comparative mutual fund data
                        are from Lipper or Morningstar,
                            unless otherwise noted.

DEAR SHAREHOLDER,

[PHOTO]                    [PHOTO]
John J. Brennan            John C. Bogle
Chairman & CEO             Senior Chairman

During the six months ended May 31, 1999, municipal bond prices dipped in the face of rising interest rates. These lower prices offset most of the interest income earned by tax-exempt securities during the period, and resulted in relatively modest total returns on municipal bonds.
     Vanguard Massachusetts Tax-Exempt Fund, which was in existence for all but eight days of the six-month period, earned a negative total return (capital change plus reinvested dividends) of -0.1% from its inception on December 9, 1998, through May 31, 1999. The adjacent table presents the returns for our fund and its average peer. As you can see, our return matched that of similar mutual funds.

-------------------------------------------------
                                 TOTAL RETURNS
                            DEC. 9, 1998, THROUGH
                                  MAY 31, 1999
-------------------------------------------------
Vanguard Massachusetts
  Tax-Exempt Fund                     -0.1%
Average Massachusetts
  Tax-Exempt Bond Fund                -0.1
-------------------------------------------------

     The fund's total return is based on a decrease in net asset value from $10.00 per share on December 9, 1998, to $9.79 per share on May 31, 1999, and is adjusted for dividends totaling $0.197 per share paid from net investment income. On May 31, the fund's yield stood at 4.64%.
     For Massachusetts residents, income earned by the fund is exempt from federal and Massachusetts State income taxes, but may be subject to local taxes and the Alternative Minimum Tax.

THE PERIOD IN REVIEW
The U.S. economy steamed ahead during the half-year as consumers continued spending at a breakneck pace and the manufacturing sector showed signs of recovering from last fall's woes. Economic growth expanded at an annual rate of 4.3% during the first three months of 1999, while both unemployment and inflation remained low. The Wilshire 5000 Equity Index, which tracks the entire U.S. stock market, gained +13.2% for the six months.
     While the strong growth pace was regarded enthusiastically by the stock market, it was hardly welcome news in the bond market, where investors feared that higher inflation would result from an overheated economy. These concerns drove interest rates higher and bond prices lower. The yield of the benchmark 30-year U.S. Treasury bond climbed from its starting point of 5.06% on November 30, 1998, to 5.83% on May 31--a significant increase of 77 basis points. At the shorter end of the bond spectrum, the yield of 3-month Treasury bills rose by 15 basis points to close the period at 4.63%.
     Though yields of municipal bonds also rose, the climb was not as steep as for Treasuries. Yields on high-grade long-term municipal bonds ended the half-year at 5.16%, up from 4.89% when the period began. Yields on top-grade (MIG-1) 3-month notes rose on balance to 3.15% from 2.95% six months earlier.
     Municipal bonds continue to offer excellent value relative to U.S. Treasuries, although they are not quite as attractive as they were six months ago. On May 31, the yield of a high-grade, long-term municipal bond was equal to about 89% of the yield of the 30-year U.S. Treasury, whose interest is subject to federal income tax. This proportion has historically been about 84%. Early in the period, however, it was about 97%, largely because Treasury yields had been driven lower by heavy buying from investors who fled riskier securities.

PERFORMANCE OVERVIEW
The -0.1% total return registered by Vanguard Massachusetts Tax-Exempt Fund since its December 1998 inception consisted of a +2.0% income return and a price decline of -2.1%, which reflected the rise in interest rates. The fund's performance matched the -0.1% return earned by the average Massachusetts tax-exempt fund over the same period, but fell short of the +0.5% return of the Lehman Brothers Municipal Bond Index. This national index, which exists outside the "real world" of operating expenses and transaction costs, is a tough standard for all state tax-exempt funds.
     Of course, interest rate fluctuations--up and down--are to be expected. Over time, however, the effects of rate variations tend to be offsetting, leaving the rate of interest income as the chief source of long-term bond returns.
     A six-month period is too short to provide a complete picture of a bond fund's return. This is because only half of the year's interest income is accounted for, while the price changes engendered by shifts in interest rates are fully reflected.
     And while a brief life span of just under six months is also far too short of a period from which to draw any meaningful conclusions about our relative performance, we expect that the fund's low costs and the skillful management of Vanguard Fixed Income Group will play important roles in our quest to provide long-term returns that are fully competitive with those of similar funds. Our fund has an annualized expense ratio (expenses as a percentage of average net assets) of 0.23%, compared with 1.17% charged by the average Massachusetts tax-exempt fund. Costs matter because they are deducted from the income earned by the fund. Therefore, lower operating expenses mean that a higher percentage of the gross interest income is passed along to shareholders.
     We thank you for your confidence in our approach and we pledge to continue to provide Massachusetts residents with a low-cost, high-quality portfolio of municipal bonds whose interest income is exempt from federal and state income taxes.

IN SUMMARY
The swift rise in interest rates over the past several months is not an aberration but rather a normal, if unpleasant, part of the cyclicality of the financial markets. The variable nature of both bond and stock markets is the reason we continuously counsel shareholders to hold balanced portfolios suitable to their goals, time horizon for investing, and tolerance for risk. Building such a program and then sticking with it through good times and bad is a prudent, and ultimately rewarding, method of confronting the ever-present volatility of the financial markets.
     We look forward to reporting to you on the full 1999 fiscal year six months hence.

John C. Bogle                       John J. Brennan
Senior Chairman                     Chairman and
                                    Chief Executive Officer
June 14, 1999

THE MARKETS IN PERSPECTIVE
SIX MONTHS ENDED MAY 31, 1999

[PHOTO]

Sentiment shifted on the world's financial markets during the six months ended May 31, 1999. The period began amid lingering anxiety over the state of the world economy. Japan was in recession, economic growth was only sluggish in Europe, and many developing nations were crisis-ridden. The United States was just about the sole bright spot.
     However, as the period progressed and reports showed rapid growth in U.S. business activity, there was an evident reduction in anxiety. Midway through the period, leadership in the U.S. stock market shifted away from a relatively narrow group of large growth stocks regarded as relatively recession-proof and toward cyclical stocks that had been depressed by fears of recession and by falling demand from overseas markets. As confidence in global economic growth grew, interest rates rose and bond prices declined in the United States due to expectations that the Federal Reserve Board would raise interest rates to ward off a potential surge in inflation. Internationally, however, a growing conviction that the worst was over led to solid gains for stock markets in Japan and several emerging markets.

U.S. STOCK MARKETS
Stock prices climbed during the half-year, reflecting the healthy domestic economy and investors' confidence in future growth of corporate profits. The overall market, as measured by the Wilshire 5000 Index, rose 13.2% during the period, while the S&P 500 Index, a barometer for large-capitalization stocks, gained 12.6%.
     During the early part of the semiannual period, stock investors favored large-cap growth stocks-- a group perceived as less subject to harm during an economic downturn. In the United States, the Federal Reserve had already cut short-term rates by a total of 0.75 percentage point in the autumn. Foreign central banks continued cutting rates into the new year to combat sluggish economic conditions in Europe, Asia, and Latin America. Late in the semiannual period, U.S. investors were rewarded for their earlier optimism with a series of surprisingly strong gains in corporate earnings--a record percentage of companies in the S&P 500 reported earnings that beat analysts' estimates.

--------------------------------------------------------------------------------
                                                      TOTAL RETURNS
                                                PERIODS ENDED MAY 31, 1999
                                            ------------------------------------
                                            6 MONTHS       1 YEAR       5 YEARS*
--------------------------------------------------------------------------------
STOCKS
     S&P 500 Index                            12.6%         21.0%          25.9%
     Russell 2000 Index                       11.0          -2.7           13.6
     Wilshire 5000 Index                      13.2          17.7           23.8
     MSCI EAFE Index                           4.2           4.7            8.0
--------------------------------------------------------------------------------
BONDS
     Lehman Aggregate Bond Index              -0.8%          4.4%           7.8%
     Lehman 10 Year Municipal Bond Index       0.4           4.6            7.2
     Salomon Smith Barney 3-Month
       U.S. Treasury Bill Index                2.2           4.8            5.2
--------------------------------------------------------------------------------
OTHER
     Consumer Price Index                      1.3%          2.1%           2.4%
--------------------------------------------------------------------------------
*Annualized.

     Throughout the period, U.S. consumers provided support for the global economy: Spending by consumers continued to set records, and American households on average spent nearly every dollar of income they earned. The upbeat mood stemmed from a bright employment picture (unemployment hovered near 30-year lows) and rising incomes.
     Improved prospects for global economic growth propelled several formerly lackluster areas of the stock market, particularly commodity-related companies and "cyclical" companies such as machinery, chemical, and paper manufacturers. Higher oil prices, boosted by firmer demand and by agreement among oil-producing nations to limit production, revived the "other energy" and integrated-oils sectors, which gained about 36% and 16%, respectively. Technology stocks, up 26% for the six months, were the market's leaders, but most of the sector's gains came during the first three months of the period. Consumer-staples companies, beset by tough price competition and hurt by the stronger U.S. dollar in Europe, were the worst-performing group in the half-year, down about 7%.

U.S. BOND MARKETS
For bond investors, the powerful economic expansion evident during the half-year was too much of a good thing. Although the inflation rate did not get out of hand-- consumer prices rose 1.3% during the six months and were up 2.1% for the twelve months ended May 31--investors were worried that low unemployment (4.2% of the labor force in May) would trigger an acceleration in wages and push up prices.
     Yields on U.S. Treasury bonds, which had fallen during the summer and early fall of 1998 as investors flocked to what they regarded as a haven from instability in other markets, rose by three-quarters of a percentage point or more. The yield of the 30-year Treasury bond rose 77 basis points, to 5.83% on May 31 from 5.06% on November 30, 1998. The yield of the 10-year Treasury rose 91 basis points, to 5.62% from 4.71%. Short-term rates didn't rise as far:
Yields on 3-month T-bills were up on balance by only 15 basis points, to 4.63% on May 31. Bond prices, which move in the opposite direction from interest rates, fell. The Lehman Aggregate Bond Index, a benchmark for investment-grade taxable bonds, declined 0.8% on a total-return basis, as bond prices declined an average of 3.8%, outweighing the 3.0% in interest income for the period.
     Municipal bonds suffered only modest price declines and outperformed Treasury securities during the period--a switch from the previous six months, when Treasuries were the strongest segment of the bond market.

INTERNATIONAL STOCK MARKETS
Most overseas stock markets generated positive returns during the six months, despite lingering economic weakness in Asia and sluggish growth in most of Europe's developed economies. However, the strong rise in the value of the U.S. dollar against European currencies negated most of the advances in that region for U.S. investors. Emerging markets generally rebounded strongly, having suffered steep losses in 1997 and 1998.
     Overall, the developed markets outside the United States gained 4.2% in U.S.-dollar terms, as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index. The biggest increases were in the Pacific region and in emerging markets, where investors saw hopeful signs of economic recovery. The MSCI Pacific Index rose 14.2% in U.S.-dollar terms, despite a continuing recession in Japan. The MSCI Select Emerging Markets Free Index climbed 19.0%. European stocks were up a scant 0.3% in dollar terms, as gains of about 8% in local currencies were diminished by the dollar's rise against the euro--a common currency adopted by 11 nations--and other regional currencies.

REPORT FROM THE ADVISER

[PHOTO]

During the fiscal half-year ended May 31, 1999, interest rates rose as investors became worried that the strong growth of the U.S. economy might lead to an acceleration in the inflation rate. As the period progressed, the U.S. economy's growth rate slowed, but remained strong.
     On the inflation front, investors' fears seemed misplaced until May, when the Consumer Price Index came in above expectations. Soon after, the Federal Reserve Board announced that it had adopted a bias toward a tighter monetary policy, meaning that it was more likely to raise interest rates in the coming months than to lower them. A decision to raise short-term interest rates would, if taken, be aimed at slowing growth and heading off increases in inflation. The Fed's announcement marked the first time the agency had told the public immediately about its adoption of a policy bias, rather than releasing the information at a later date. As we reached the midpoint of our fiscal year, interest rates were hovering around their highest levels of the period, and market participants were waiting to see whether inflation and growth statistics would prompt the Fed to act on its tightening bias.
     Municipal bonds outperformed U.S. Treasury bonds with equivalent maturities during the half-year. The benchmark 30-year U.S. Treasury bond's yield increased by 77 basis points, from 5.06% on November 30, 1998, to 5.83% on May 31, 1999. The yield of a 30-year AAA-rated general obligation municipal bond increased 27 basis points, from 4.89% to 5.16%, over the same period.
     The municipal bond market's strong relative performance can be explained by two factors. First, municipal bond yields at the start of the 1999 fiscal year were very attractive compared with Treasury yields. The global forces that had compelled investors to seek the safety of Treasuries during summer 1998 did not carry over to the municipal market, which consequently underperformed Treasuries last fiscal year. This set the stage for municipals' superior performance in the ensuing six months. Second, there was a 24% decline in the issuance of municipal bonds during the first five months of calendar year 1999 compared with the same period a year earlier.
     The supply of newly issued municipals varied widely by state. In Massachusetts, there was only a modest decline in new bond issuance compared with 1998. The supply of new bonds declined for two reasons, both related to higher interest rates. First, as rates rose, many issuers were no longer able to refinance older, higher-coupon bonds by issuing new bonds at lower rates. Second, higher interest rates made borrowing less attractive to bond issuers.
     All in all, municipal bonds had a strong half-year compared with other types of bonds. Even so, high-quality, long-term municipals continue to be attractive investments, with yields as of May 31, 1999, equivalent to a relatively high 89% of the yield on long-term U.S. Treasury bonds. Given that interest on municipal bonds is generally exempt from federal income tax, while interest on Treasuries and corporate bonds is

INVESTMENT PHILOSOPHY
The adviser believes that the fund, while operating within stated maturity and stringent quality targets, can achieve a high level of current income that is exempt from federal and Massachusetts income taxes by investing in high-quality securities issued by Massachusetts state, county, and municipal governments.

not, municipals provide a better after-tax yield than any taxable bond of similar credit quality.
     Going forward, new municipal bond issuance is expected to remain low through year-end. Also, as the outlook for growth and inflation becomes clearer, the Fed should give more direction to the market. At the least, this should reduce uncertainty and bring some comfort to the bond markets.
     The Vanguard Massachusetts Tax-Exempt Fund's low operating costs and high credit quality should stand our shareholders in good stead during this year's turbulent bond markets.

Ian A. MacKinnon, Managing Director
Pamela Wisehaupt Tynan, Principal
Reid O. Smith, Principal
John M. Carbone, Principal
Danine A. Mueller, Principal
Christopher M. Ryon, Principal
Kathryn Allen, Principal
Vanguard Fixed Income Group

June 11, 1999

PERFORMANCE SUMMARY
MASSACHUSETTS TAX-EXEMPT FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.

TOTAL INVESTMENT RETURNS:
DECEMBER 9, 1998-MAY 31, 1999
---------------------------------------------------------------
               MASSACHUSETTS TAX-EXEMPT FUND           LEHMAN*
FISCAL      CAPITAL        INCOME        TOTAL          TOTAL
PERIOD       RETURN        RETURN       RETURN         RETURN
---------------------------------------------------------------
1999          -2.1%          2.0%        -0.1%           0.5%
---------------------------------------------------------------
*Lehman Municipal Bond Index.
See Financial Highlights table on page 15 for dividend information since the fund's inception.

TOTAL RETURN: PERIOD ENDED MARCH 31, 1999*
--------------------------------------------------------------------------------
                                                         SINCE INCEPTION
                                   INCEPTION     -------------------------------
                                      DATE        CAPITAL      INCOME      TOTAL
--------------------------------------------------------------------------------
Massachusetts Tax-Exempt Fund      12/9/1998       -0.80%       1.25%      0.45%
--------------------------------------------------------------------------------
*SEC rules require that we provide this total return information through the latest calendar quarter.

FUND PROFILE
MASSACHUSETTS TAX-EXEMPT FUND

This Profile provides a snapshot of the fund's characteristics as of May 31, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 9.

FINANCIAL ATTRIBUTES
----------------------------------------------------------------
                               MASSACHUSETTS              LEHMAN
                                  TAX-EXEMPT              INDEX*
----------------------------------------------------------------
Number of Issues                          78              49,905
Yield                                   4.6%                  --
Yield to Maturity                       4.9%                  --
Average Coupon                          5.1%                5.5%
Average Maturity                  13.6 years          13.2 years
Average Quality                          AA+                 AA+
Average Duration                   8.8 years           7.2 years
Expense Ratio                        0.23%**                  --
Cash Reserves                           1.7%                  --

 *Lehman Municipal Bond Index.
**Annualized.

INVESTMENT FOCUS
-----------------------------------------------
[GRID]

Average Maturity                        Long
Credit Quality                          High

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-----------------------------------------------
AAA                                     75.7%
AA                                      19.0
A                                        1.2
BBB                                      4.1
BB                                       0.0
B                                        0.0
-----------------------------------------------
Total                                  100.0%

DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
-----------------------------------------------
Under 1 Year                             6.4%
1-5 Years                                3.3
5-10 Years                              13.5
10-20 Years                             56.0
20-30 Years                             20.8
Over 30 Years                            0.0
-----------------------------------------------
Total                                  100.0%

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.

AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.

AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate bond investment.

DISTRIBUTION BY CREDIT QUALITY. This breakdown of a fund's securities by credit rating can help in gauging the risk that returns could be affected by defaults or other credit problems. Distribution by Maturity. An indicator of interest-rate risk. In general, the higher the concentration of longer-maturity issues, the more a fund's share price will fluctuate in response to changes in interest rates.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors. Investment Focus. This grid indicates the focus of a fund in terms of two attributes: average maturity (short, medium, or long) and average credit quality (high, medium, or low).

NUMBER OF ISSUES. An indicator of diversification. The more separate issues a fund holds, the less susceptible it is to a price decline stemming from the problems of a particular issue.

YIELD. A snapshot of a fund's interest income. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a fund were held to their maturity dates.

FINANCIAL STATEMENTS
MAY 31, 1999 (UNAUDITED)

[PHOTO]

STATEMENT OF NET ASSETS
This Statement provides a detailed list of the fund's municipal bond holdings, including each security's market value on the last day of the reporting period and information on credit enhancements (insurance or letters of credit). Securities are grouped and subtotaled according to their insured or noninsured status. Other assets are added to, and liabilities are subtracted from, the value of Total Municipal Bonds to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.
     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Undistributed Net Investment Income is usually zero because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as taxable capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

-----------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE      MARKET
                                                                                 MATURITY            AMOUNT      VALUE*
MASSACHUSETTS TAX-EXEMPT FUND                                         COUPON         DATE             (000)       (000)
-----------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (98.3%)
-----------------------------------------------------------------------------------------------------------------------
ISSUER INSURED (69.0%)
Beverly MA GO                                                          4.75%     9/1/2016 (2)        $1,025     $   984
Beverly MA GO                                                          4.80%     9/1/2017 (2)         1,080       1,035
Boston MA GO                                                           4.50%     1/1/2000 (3)         2,000       2,016
Boston MA GO                                                           5.25%     4/1/2012 (3)           480         492
Boston MA Water & Sewer Comm. Rev.                                     5.20%    11/1/2021 (3)         1,950       1,927
Chelsea MA GO                                                          5.50%    6/15/2009 (2)            90          96
Easton MA GO                                                           5.00%    10/1/2017 (1)         1,205       1,185
Lynn MA GO                                                             5.25%    2/15/2008 (1)         2,270       2,388
Lynn MA GO                                                             5.25%     6/1/2013 (2)         1,530       1,571
Lynn MA Water & Sewer Rev.                                            5.125%    12/1/2017 (4)         2,000       1,987
Malden MA GO                                                           5.00%    10/1/2011 (2)         1,820       1,843
Malden MA GO                                                           5.00%    10/1/2015 (2)           500         496
Massachusetts Dev. Finance Agency Rev. (Brooks School)                5.125%     7/1/2015 (1)           560         562
Massachusetts Dev. Finance Agency Rev. (Brooks School)                5.125%     7/1/2016 (1)           585         585
Massachusetts Dev. Finance Agency Rev. (Emerson College)               5.25%     1/1/2007 (2)         2,000       2,106
Massachusetts Dev. Finance Agency Rev. VRDO (Brooks School)            3.25%     6/3/1999 (1)         2,900       2,900
Massachusetts Educ. Financing Auth. Educ. Loan Rev.                    4.55%     7/1/2009 (2)         2,000       1,962
Massachusetts Educ. Financing Auth. Educ. Loan Rev.                    4.65%     7/1/2010 (2)         1,500       1,465
Massachusetts Frontier Regional School Dist. GO                        5.00%    6/15/2017 (2)         1,000         981
Massachusetts GO                                                       5.25%     6/1/2014 (3)            80          82
Massachusetts Health & Educ. Fac. Auth. Rev. (Bentley College)         5.00%     7/1/2023 (1)         2,500       2,405
Massachusetts Health & Educ. Fac. Auth. Rev.
  (Berklee College of Music)                                           5.00%    10/1/2017 (1)         1,250       1,229
Massachusetts Health & Educ. Fac. Auth. Rev.
  (Boston Medical Center)                                              5.00%     7/1/2019 (1)            50          48
Massachusetts Health & Educ. Fac. Auth. Rev.
  (Boston Medical Center)                                              5.25%     7/1/2012 (1)           150         153

-----------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE      MARKET
                                                                                 MATURITY            AMOUNT      VALUE*
                                                                      COUPON         DATE             (000)       (000)
-----------------------------------------------------------------------------------------------------------------------
Massachusetts Health & Educ. Fac. Auth. Rev. (Brandeis Univ.)          5.25%    10/1/2016 (1)           550         554
Massachusetts Health & Educ. Fac. Auth. Rev.
  (Harvard Pilgram Health)                                             4.75%     7/1/2022 (4)         1,000         915
Massachusetts Health & Educ. Fac. Auth. Rev.
  (Harvard Pilgram Health)                                             5.00%     7/1/2018 (4)            80          77
Massachusetts Health & Educ. Fac. Auth. Rev. (Lahey Clinic)            7.85%     7/1/2003 (1)           360         409
Massachusetts Health & Educ. Fac. Auth. Rev.
  (Massachusetts General Hosp.)                                        6.25%     7/1/2012 (2)           500         570
Massachusetts Health & Educ. Fac. Auth. Rev. (Northeastern Univ.)      5.00%    10/1/2017 (1)           970         952
Massachusetts Health & Educ. Fac. Auth. Rev. (Northeastern Univ.)      5.00%    10/1/2019 (1)         1,250       1,211
Massachusetts Health & Educ. Fac. Auth. Rev. (Northeastern Univ.)      5.00%    10/1/2022 (1)         1,750       1,685
Massachusetts Health & Educ. Fac. Auth. Rev.
  (Partners Healthcare System)                                         5.25%     7/1/2003 (4)            80          83
Massachusetts Health & Educ. Fac. Auth. Rev.
  (Partners Healthcare System)                                         5.25%     7/1/2015 (1)           390         392
Massachusetts Health & Educ. Fac. Auth. Rev.
  (Univ. of Massachusetts Memorial)                                    5.00%     7/1/2018 (2)           550         528
Massachusetts Housing Finance Agency Single Family Housing Rev.        5.15%    12/1/2012 (2)         3,300       3,320
Massachusetts Ind. Finance Agency Rev. (Babson College)                5.00%    10/1/2018 (1)           750         733
Massachusetts Ind. Finance Agency Rev. (College of the Holy Cross)     5.00%     9/1/2023 (1)         3,575       3,439
Massachusetts Ind. Finance Agency Rev. (Tufts Univ.)                   5.00%    2/15/2018 (1)+        1,500       1,466
Massachusetts Turnpike Auth. Rev. (Metro. Highway System)             5.125%     1/1/2010 (2)         2,530       2,610
Massachusetts Turnpike Auth. Rev. (Metro. Highway System)             5.125%     1/1/2023 (1)           500         488
Massachusetts Turnpike Auth. Rev. (Metro. Highway System)              5.25%     1/1/2029 (1)            60          60
Massachusetts Water Resources Auth. Rev.                               5.50%    11/1/2006 (3)(Prere.)   120         130
Massachusetts Water Resources Auth. Rev.                               5.50%     8/1/2014 (4)         3,250       3,464
Methuen MA GO                                                         4.875%    5/15/2017 (3)         2,080       2,009
Methuen MA GO                                                          5.00%    11/1/2014 (3)           450         448
Plymouth County MA COP (Correctional Fac.)                             5.00%    10/1/2007 (2)         1,595       1,654
Plymouth County MA COP (Correctional Fac.)                             5.00%    10/1/2015 (2)         1,000         987
Springfield MA GO                                                      5.00%   11/15/2018 (4)         1,975       1,918
Worcester MA GO                                                        5.00%     8/1/2017 (1)         1,920       1,884
OUTSIDE MASSACHUSETTS:
Puerto Rico Govt. Dev. Bank VRDO                                       3.00%     6/2/1999 (1)         1,200       1,200
                                                                                                            -----------
                                                                                                                 63,684
                                                                                                            -----------
NONINSURED (29.3%)
Boston MA Water & Sewer Comm. Rev.                                     5.75%    11/1/2013               540         584
Massachusetts Bay Transp. Auth.                                       5.125%     3/1/2014                80          80
Massachusetts Bay Transp. Auth.                                        7.00%     3/1/2009             2,000       2,365
Massachusetts GO                                                       5.25%     4/1/2011                80          83
Massachusetts GO                                                       5.25%     4/1/2012                80          82
Massachusetts Grant Anticipation Notes                                5.125%   12/15/2010             1,480       1,523
Massachusetts Grant Anticipation Notes                                5.125%    6/15/2014               300         301
Massachusetts Grant Anticipation Notes                                 5.25%   12/15/2008             2,000       2,111
Massachusetts Grant Anticipation Notes                                 5.25%   12/15/2011               180         186
Massachusetts Health & Educ. Fac. Auth. Rev. (Amherst College)         5.00%    11/1/2023             1,500       1,437
Massachusetts Health & Educ. Fac. Auth. Rev. (Boston College)          5.00%     6/1/2018               200         194
Massachusetts Health & Educ. Fac. Auth. Rev.
  (Caritas Christi Obligated Group)                                    5.70%     7/1/2015             3,000       3,007
Massachusetts Health & Educ. Fac. Auth. Rev.
  (Partners Healthcare System)                                         5.25%     7/1/2014             1,000       1,002
Massachusetts Health & Educ. Fac. Auth. Rev.
  (Partners Healthcare System)                                         5.25%     7/1/2015             1,000         998
Massachusetts Health & Educ. Fac. Auth. Rev. VRDO (Harvard Univ.)      3.15%     6/3/1999             1,000       1,000
Massachusetts Ind. Finance Agency Resource Recovery Rev.
  (Refusetech Inc. Project)                                            6.15%     7/1/2002               480         501
Massachusetts Ind. Finance Agency Rev. (BioMed Research Corp.)         0.00%     8/1/2004               520         415
Massachusetts Muni. Wholesale Electric Co. Power Supply
System Rev.                                                            6.75%     7/1/2002 (Prere.)    1,570       1,730
Massachusetts Port Auth. Rev.                                          5.00%     7/1/2018               500         487

-----------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE      MARKET
                                                                                 MATURITY            AMOUNT      VALUE*
MASSACHUSETTS TAX-EXEMPT FUND                                         COUPON         DATE             (000)       (000)
-----------------------------------------------------------------------------------------------------------------------
Massachusetts Port Auth. Rev.                                          5.00%     7/1/2027             2,500       2,367
Massachusetts Port Auth. Rev.                                         5.375%     7/1/2027             2,000       1,973
Massachusetts Turnpike Auth. BAN                                       5.00%     6/1/1999               490         490
Massachusetts Turnpike Auth. BAN                                       5.00%     6/1/1999 (ETM)       1,300       1,300
Massachusetts Water Pollution Abatement Trust                         5.125%     8/1/2014               500         504
Massachusetts Water Resources Auth. Rev.                               5.50%    7/15/2002 (Prere.)       80          84
Massachusetts Water Resources Auth. Rev.                               7.50%     4/1/2000 (Prere.)    1,000       1,054
Univ. of Massachusetts Building Auth. Refunding Rev.                  6.875%     5/1/2014             1,000       1,197
                                                                                                            -----------
                                                                                                                 27,055
                                                                                                            -----------
-----------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
  (COST $92,357)                                                                                                 90,739
-----------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.7%)
-----------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                              1,814
Liabilities                                                                                                        (212)
                                                                                                            -----------
                                                                                                                  1,602
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-----------------------------------------------------------------------------------------------------------------------
Applicable to 9,433,365 outstanding $.001 par value shares of beneficial interest
  (unlimited authorization)                                                                                     $92,341
=======================================================================================================================
NET ASSET VALUE PER SHARE                                                                                         $9.79
=======================================================================================================================

*See Note A in Notes to Financial Statements.
+Security segregated as initial margin for open futures contracts. For key to abbreviations and other references, see below.

--------------------------------------------------------------------------------
AT MAY 31, 1999, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                             AMOUNT         PER
                                                              (000)       SHARE
--------------------------------------------------------------------------------
Paid in Capital                                             $93,970       $9.96
Undistributed Net Investment Income                              --          --
Accumulated Net Realized Losses                                 (83)       (.01)
Unrealized Appreciation (Depreciation)--Note E
     Investment Securities                                   (1,618)       (.17)
     Futures Contracts                                           72         .01
--------------------------------------------------------------------------------
NET ASSETS                                                  $92,341       $9.79
================================================================================

KEY TO ABBREVIATIONS

BAN--Bond Anticipation Note.
COP--Certificate of Participation.
GO--General Obligation Bond.
VRDO--Variable Rate Demand Obligation.
(ETM)--Escrowed to Maturity.
(Prere.)--Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).
The insurance does not guarantee the market value of the municipal bonds.

LOC--Scheduled principal and interest payments are guaranteed by bank letter of credit.

STATEMENT OF OPERATIONS
This Statement shows interest earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as tax-exempt income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If a fund invested in futures contracts during the period, the results of these investments are shown separately.

--------------------------------------------------------------------------------
                                                                  MASSACHUSETTS
                                                                TAX-EXEMPT FUND
                                                            --------------------
                                                               DEC. 9, 1998* TO
                                                                   MAY 31, 1999
                                                                          (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
     Interest                                                           $ 1,231
                                                            --------------------
          Total Income                                                    1,231
                                                            --------------------
EXPENSES
     The Vanguard Group--Note B
          Investment Advisory Services                                        3
          Management and Administrative                                      46
          Marketing and Distribution                                          1
     Custodian Fees                                                           2
     Auditing Fees                                                            4
     Shareholders' Reports                                                    7
                                                            --------------------
          Total Expenses                                                     63
          Expenses Paid Indirectly--Note C                                   (8)
                                                            --------------------
          Net Expenses                                                       55
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                     1,176
--------------------------------------------------------------------------------
REALIZED NET LOSS
     Investment Securities Sold                                             (83)
     Futures Contracts                                                       --
--------------------------------------------------------------------------------
REALIZED NET LOSS                                                           (83)
--------------------------------------------------------------------------------
UNREALIZED APPRECIATION (DEPRECIATION)
     Investment Securities                                               (1,618)
     Futures Contracts                                                       72
--------------------------------------------------------------------------------
UNREALIZED DEPRECIATION                                                  (1,546)
--------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                    $  (453)
================================================================================
*Commencement of operations.

STATEMENT OF CHANGES IN NET ASSETS
This Statement shows how the fund's total net assets changed during the period. The Operations section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------
                                                                  MASSACHUSETTS
                                                                TAX-EXEMPT FUND
                                                            --------------------
                                                               DEC. 9, 1998* TO
                                                                   MAY 31, 1999
                                                                          (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
     Net Investment Income                                             $  1,176
     Realized Net Loss                                                      (83)
     Unrealized Depreciation                                             (1,546)
                                                            --------------------
          Net Decrease in Net Assets Resulting from
          Operations                                                       (453)
                                                            --------------------
DISTRIBUTIONS
     Net Investment Income                                               (1,176)
     Realized Capital Gain                                                   --
                                                            --------------------
          Total Distributions                                            (1,176)
                                                            --------------------
CAPITAL SHARE TRANSACTIONS(1)
     Issued                                                             100,581
     Issued in Lieu of Cash Distributions                                   965
     Redeemed                                                            (7,721)
                                                            --------------------
          Net Increase from Capital Share Transactions                   93,825
--------------------------------------------------------------------------------
     Total Increase                                                      92,196
--------------------------------------------------------------------------------
NET ASSETS
     Beginning of Period--Note F                                            145
                                                            --------------------
     End of Period                                                     $ 92,341
================================================================================
(1)Shares Issued (Redeemed)
     Issued                                                              10,099
     Issued in Lieu of Cash Distributions                                    97
     Redeemed                                                              (777)
                                                            --------------------
          Net Increase in Shares Outstanding                              9,419
================================================================================
*Commencement of operations.

FINANCIAL HIGHLIGHTS
This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

--------------------------------------------------------------------------------
                                                   MASSACHUSETTS TAX-EXEMPT FUND
                                                   -----------------------------
                                                               DEC. 9, 1998* TO
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                      MAY 31, 1999
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $10.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
     Net Investment Income                                                 .197
     Net Realized and Unrealized Gain (Loss) on Investments               (.210)
                                                               -----------------
          Total from Investment Operations                                (.013)
                                                               -----------------
DISTRIBUTIONS
     Dividends from Net Investment Income                                 (.197)
     Distributions from Realized Capital Gains                               --
                                                               -----------------
          Total Distributions                                             (.197)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                           $ 9.79
================================================================================
TOTAL RETURN                                                             -0.14%
================================================================================
RATIOS/SUPPLEMENTAL DATA
     Net Assets, End of Period (Millions)                                   $92
     Ratio of Total Expenses to Average Net Assets                      0.23%**
     Ratio of Net Investment Income to Average Net Assets               4.25%**
     Portfolio Turnover Rate                                                21%
================================================================================
 *Commencement of operations.
**Annualized.

NOTES TO FINANCIAL STATEMENTS
Vanguard Massachusetts Tax-Exempt Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of Massachusetts.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The fund consistently follows such policies in preparing its financial statements.
     1. SECURITY VALUATION: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.
     2. FEDERAL INCOME TAXES: The fund intends to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.
     3. FUTURES CONTRACTS: The fund may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The fund may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The fund may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector.Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.
     Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).
     4. DISTRIBUTIONS: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.
     5. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and original issue discounts are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the Board of Trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At May 31, 1999, the fund had contributed capital of $14,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.02% of Vanguard's capitalization. The fund's Trustees and officers are also Directors and officers of Vanguard.

C. The fund's investment adviser may direct new issue purchases, subject to obtaining the best price and execution, to underwriters who have agreed to rebate or credit to the fund part of the underwriting fees generated. Such rebates or credits are used solely to reduce the fund's management and administrative expenses. The fund's custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the period ended May 31, 1999, these arrangements reduced expenses by:

     ----------------------------------------------------------------------
                   EXPENSE REDUCTION
                         (000)                           TOTAL EXPENSE
     ---------------------------------------            REDUCTION AS A
     MANAGEMENT AND                CUSTODIAN             PERCENTAGE OF
     ADMINISTRATIVE                  FEES              AVERAGE NET ASSETS
     ----------------------------------------------------------------------
          $6                          $2                    0.03%*
     ----------------------------------------------------------------------
     *Annualized.

D. During the period ended May 31, 1999, the fund purchased $93,577,000 of investment securities and sold $9,973,000 of investment securities, other than temporary cash investments.

E. At May 31, 1999, net unrealized depreciation of investment securities for federal income tax purposes was $1,618,000, consisting of unrealized gains of $7,000 on securities that had risen in value since their purchase and $1,625,000 in unrealized losses on securities that had fallen in value since their purchase.
     At May 31, 1999, the aggregate settlement value of open futures contracts expiring through September 1999 and the related unrealized appreciation were:

     ----------------------------------------------------------------------
                                                         (000)
                                             ------------------------------
                                               AGGREGATE
                              NUMBER OF       SETTLEMENT        UNREALIZED
     FUTURES CONTRACTS      SHORT CONTRACTS       VALUE        APPRECIATION
     ----------------------------------------------------------------------
     U.S. Treasury Bond            44            $5,180            $72
     ----------------------------------------------------------------------

F. The fund was organized on August 17, 1998, and its operations up to December 9, 1998, were limited to the sale and issuance of 14,479 shares of its common stock, at $10 per share, to a family member of an officer of the fund.

NOTICE TO SHAREHOLDERS ABOUT Y2K

As is well known by now, the approaching calendar change to 2000 has posed a challenge to many computer systems worldwide. Computers that are not modified could interpret "00" as 1900 rather than 2000 and produce errors in date-dependent calculations, including bond interest payments, stock trade settlements, retirement benefits, and other financial transactions.

OUR APPROACH
Vanguard has taken this challenge seriously. We have had a Year 2000 Project under way since 1996 to fulfill our responsibility to safeguard our business relationships and the security of our investors' accounts.
     Our internal systems are Year 2000-compliant. They have been renovated and thoroughly tested and are ready for the date change. As for the external systems that connect with ours, we have been working for many months with clients, business partners, and providers of products and services to assess their compliance. We have analyzed the external services we require and have developed contingency plans-- including provision for alternative providers where appropriate.
     On New Year's Day, our telephone centers will be staffed and ready for shareholder calls. However, we expect the volume of inquiries over the New Year's weekend to be high, and we encourage shareholders to check their accounts via our website or automated telephone systems, which offer much greater service capacity and efficiency. This will also help our live representatives to provide a higher level of service to those with specific transaction or other service-related needs.

WHAT YOU CAN DO
We assure you we will protect our shareholders' records, so account records will not be lost. Nevertheless, keeping copies of current records is always advisable. You should keep at least your third-quarter statement and any confirmations you receive from us between October 1, 1999, and year-end.
     If you are a registered user of Access Vanguard(TM) (www.vanguard.com), you can retrieve this information through the secure "Your Accounts" section and print copies for your files. If you are not registered for Access Vanguard and wish to have this flexibility, you should register as soon as possible so that you can receive your password and become familiar with this service before the New Year's weekend. Likewise, you may need personal identification numbers to use our automated telephone services: Vanguard Tele-Account(R) for individual investors (1-800-662-6273) and The VOICE(TM) Network for participants in employer-sponsored retirement plans (1-800-523-1188).
     Our Year 2000 Project's primary goal from the start has been to prepare our systems for business as usual on behalf of our shareholders into 2000 and beyond. We remain confident we will meet that goal, and we look forward to serving you in the years to come.

THE VANGUARD FAMILY OF FUNDS

STOCK FUNDS
500 Index Fund
Aggressive Growth Fund
Capital Opportunity Fund
Convertible Securities Fund
Emerging Markets Stock Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer Fund
Extended Market Index Fund*
Global Equity Fund
Gold and Precious Metals Fund
Growth and Income Fund
Growth Index Fund*
Health Care Fund
Institutional Index Fund*
International Growth Fund
International Value Fund
Mid-Cap Index Fund*
Morgan Growth Fund
Pacific Stock Index Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund*
Small-Cap Index Fund*
Small-Cap Value Index Fund*
Tax-Managed Capital Appreciation Fund*
Tax-Managed Growth and Income Fund*
Tax-Managed Small-Cap Fund*
Total International Stock Index Fund
Total Stock Market Index Fund*
U.S. Growth Fund
Utilities Income Fund
Value Index Fund*
Windsor Fund Windsor II Fund

BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
Global Asset Allocation Fund
LifeStrategy Conservative Growth Fund
LifeStrategy Growth Fund
LifeStrategy Income Fund
LifeStrategy Moderate Growth Fund
STAR Fund
Tax-Managed Balanced Fund
Wellesley Income Fund
Wellington Fund

BOND FUNDS
Admiral Intermediate-Term Treasury Fund
Admiral Long-Term Treasury Fund
Admiral Short-Term Treasury Fund
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Preferred Stock Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund*
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds (California, Florida, Massachusetts, New Jersey,
  New York, Ohio, Pennsylvania)
Total Bond Market Index Fund*

MONEY MARKET FUNDS
Admiral Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund*
State Tax-Exempt Money Market Funds (California, New Jersey, New York, Ohio,
  Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund

VARIABLE ANNUITY PLAN
Balanced Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High-Grade Bond Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio

*Offers Institutional Shares.

                             TRUSTEES AND OFFICERS

JOHN C. BOGLE
Founder, Senior Chairman of the Board, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN
Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & JohnsonoMerck Consumer Pharmaceuticals Co., Women First HealthCare, Inc., Recording for the Blind and Dyslexic, The Medical Center at Princeton, and Women's Research and Education Institute.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.

                              OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

                            OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DISTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MACKINNON
Managing Director, Fixed Income Group.

F. WILLIAM MCNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.

  "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell Company is
    the owner of trademarks and copyrights relating to the Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are trademarks of Wilshire Associates.

                              VANGUARD MILESTONES

                                   [GRAPHIC]

                             The Vanguard Group is
                            named for HMS Vanguard,
                       Admiral Horatio Nelson's flagship
                          at the Battle of the Nile on
                          August 1, 1798. Our founder,
                         John C. Bogle, chose the name
                        after reading Nelson's inspiring
                      tribute to his fleet: "Nothing could
                          withstand the squadron . . .
                       with the judgment of the captains,
                      together with their valour, and that
                        of the officers and men of every
                 description, it was absolutely irresistible."

                                   [GRAPHIC]

                          Walter L. Morgan, founder of
                         Wellington Fund, the nation's
                          oldest balanced mutual fund
                        and forerunner of today's family
                          of some 100 Vanguard funds,
                        celebrated his 100th birthday on
                           July 23, 1998. Mr. Morgan,
                        a true investment pioneer, died
                        six weeks later on September 2.

                                   [GRAPHIC]

                                Wellington Fund,
                       The Vanguard Group's oldest fund,
                         was incorporated by Mr. Morgan
                      70 years ago, on December 28, 1928.
                            The fund was named after
                            the Duke of Wellington,
                             whose forces defeated
                           Napoleon Bonaparte at the
                          Battle of Waterloo in 1815.

[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania 19482-2600

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the fund's
shareholders. It may not be distributed
to prospective investors unless it
is preceded or accompanied by the
current fund prospectus.

Q1682-07/21/1999

(C) 1999 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation,
Distributor.